Investor Presentation September 30, 2014 Exhibit 99.1

Disclosure Statement
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements express management’s current expectations, forecasts of future events or long-term-goals and, by their nature, are subject to assumptions, risks and uncertainties.  Actual results could differ materially from those indicated.  Farmers National Banc Corp. (“Farmers”) refers you to its periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual
Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the period ended September 30, 2014 which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website
(www.sec.gov), for additional discussion of these assumptions, risks and uncertainties. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date.  Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Use of Non-GAAP Financial Measures
This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”).  These non-GAAP financial measures include “Core Deposits” and “Pre-tax, Pre-provision Earnings”.  Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s deposit profile
and profitability.   These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures.  Because not all companies use the same calculation of “Core Deposits” and
“Pre-tax, Pre-provision Earnings”, this presentation may not be comparable  to other similarly titled measures as calculated by other companies.

About Farmers National Banc Corp.
• Strong Capital Position
• Strong Asset Quality
• Loan Growth
• Diversifying Revenue Stream
• Controlling Non-interest Expenses (PIC)
• Headquarters: Canfield, OH
• Assets: $1.14 billion
• Loans: $647 million
• Deposits: $913.0 million
• Banking Locations: 19
Growing Community
Financial Services
Company
• Stock Price (10-31-14): $8.10
• Market Capitalization (10-31-14): $150.33 million
• Dividend (yield): $0.12 (1.50%)
• Cash Dividends: $1.7 million
• Tangible Book Value: $6.02
Stock Data –
NASDAQ: FMNB
• Revenue: $38.1 million Market share
• Net Income: $6.8 million
• Net Income-Diluted Share: $0.36
• ROAA: 0.80%
• ROAE: 7.63%
Operating Results for
Nine Months Ended
9/30/14
Operating Strategy
- #16 Stark
- #6 Trumbull
- #3 Columbiana
- #4 Mahoning

Years of Experience
FMNB Industry
President & Chief Executive Officer Kevin J. Helmick (42) 20+ 20+
EVP, Chief Financial Officer Carl D. Culp (51) 25+ 29+
EVP, Chief Credit Officer Mark L. Graham (59) 36+ 36+
SVP, Chief Retail & Marketing Officer Amber Wallace (48) 6+ 6+
SVP, Chief Information Officer Brian Jackson (45) 5+ 21+
Community President - Stark County & Chief
Lending Officer Joseph Gerzina (58) 3+ 32+
SVP, Director of Human Resources Mark A. Nicastro (43) 5+ 16+
VP, Chief Risk Officer Dale Sturdevant (60) 3+ 24+
VP, Director of Commercial Banking & Private
Client Services - Mahoning Valley Tim Shaffer (52) 2+ 28+
President, Farmers Trust Company Joseph J. DePascale (49) 3+ 20+
President, National Associates Inc. Gerrit C. Kuechle (73) 1+ 40+
• Established and experienced management team with over 272 years of combined experience,
109 of which has been with Farmers.
Experienced Management Team

Who We Are
•
Leading community bank in Ohio with deposit market share in the top ten in the core counties in which we operate
–
Founded over 127 years ago
–
19 banking locations and 19 ATMs
•
Sound franchise with commitment to independence and positioned for growth
•
Profitable throughout cycle, growing tangible book value per share and growth in current year earnings
•
Diversified and growing revenue streams
•
Compelling valuation:
–
1.33x of tangible book value
–
11.30x LTM pre-tax pre-provision earnings (excludes security gains)
–
1.50% dividend yield

Note: Deposit data as of June 30, 2012           Source: SNL
•
Opportunity for growth with approximately 10.50% deposit market share in the Mahoning Valley
– Large regional competitors lack focus                        - Community competitors inwardly focused
Attractive Deposit Franchise –
Deposit Market Share by MSA & County
Columbiana Top 10
2014
Rank Company Branches
Dep.
($M)
Market
Share
1 Huntington National Bank 11 341,146 25.45
2 Home Savings and Loan Co. of Youngstown 6 243,226 18.14
3 Farmers National Bank of Canfield 3 140,433 10.48
4 JPMorgan Chase Bank NA 3 122,844 9.16
5 PNC Bank NA 3 104,040 7.76
6 1
st
National Community Bank 4 100,780 7.52
7 Consumers National Bank 3 96,128 7.17
8 CFBank 2 85,322 6.36
9 Citizens Bank NA 1 46,937 3.50
10 KeyBank NA 1 42,666 3.18
Total for Institutions in the Market 40 1,340,573 100.00
Mahoning Top 10
2014
Rank Company Branches
Dep.
($M)
Market
Share
1 Huntington National Bank 20 1,243,177 29.38
2 Home Savings and Loan Co. of Youngstown 11 771,832 18.24
3 PNC Bank NA 9 553,655 13.09
4 Farmers National Bank of Canfield 8 529,809 12.52
5 JPMorgan Chase Bank NA 7 397,944 9.41
6 Talmer Bank and Trust 8 345,916 8.18
7 First National Bank of Pennsylvania 5 209,867 4.96
8 KeyBank NA 4 79,576 1.88
9 Citizens Bank NA 2 58,291 1.38
10 Cortland Savings and Banking Co. 2 39,622 0.94
Total for Institutions in the Market 77 4,230,898 100.00
Trumbull Top 10
2014
Rank Company Branches
Dep.
($M)
Market
Share
1 Huntington National Bank 15 570,189 20.98
2 Talmer Bank and Trust 8 427,268 15.72
3 JPMorgan Chase Bank NA 9 420,471 15.47
4 Cortland Savings and Banking Co. 7 340,862 12.54
5 PNC Bank NA 5 261,889 9.64
6 Farmers National Bank of Canfield 7 230,625 8.49
7 Home Savings and Loan Co. of Youngstown 4 126,483 4.65
8 First National Bank of Pennsylvania 3 96,020 3.53
9 Citizens Bank NA 3 64,789 2.38
10 Home FS&LA of Niles Ohio 1 61,914 2.28
Total for Institutions in the Market 66 2,717,421 100.00
* YTD as of 9-30-14
600.0
650.0
700.0
750.0
800.0
850.0
900.0
950.0
08 09 10 11 12 13 14*
Total Deposits
($ in millions)

Commitment to Independence
•
Four Pillars
– Shareholders
o
2014 Strategic Initiative
o
Increased Communication Plan
– Customers
o
Small Business Support
o
45% of small business lending
comes from community banks*
– Associates
o
331 associates
o
Top 100 employer in the region
– Community
o
$189,059 Annual Giving
*Source: FDIC Quarterly Banking Profile - Second Quarter 2014
Education /
Higher
Education
$43,766
Social Services
$46,027
Health &
Wellness
$40,510
Civic
$41,793
Arts
$11,560
Community
Athletics
$3,727
Religious
$1,675
2014 Community Giving: $189,059
YTD 10/23/14

Increasing Shareholder Value
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00
10 11 12 13 14*
Stock Price
Stable Dividend Policy
•
Consistently paid a quarterly cash
dividend
•
Current yield 1.50%
•
Dividend payout through September
30, 2014 was 24.71% of net income

Headquartered in Mahoning Valley
Compelling Demographics
•
Approximately 75 - 100 miles from
Cleveland, Pittsburgh & Erie
•
6.8 million people within 100 mile radius
•
17 Fortune 500 company world
headquarters
•
95 colleges and universities campus
locations
•
Northeast Ohio’s manufacturing
productivity is on track to outpace the rest
of the nation by 10 percent as early as 2015,
according to a report released by Team
Northeast Ohio.
•
Land acquisition, construction and labor
costs are significantly below national
averages.

•
Youngstown Business Incubator ranked No. 1 in the world by the 2014 University
Business Incubator Index
•
The TechBelt Initiative received the International Economic Development
Council’s Bronze Award for 2013
•
Youngstown-Warren Metro ranked number one in the USA in export growth percentage from 2009-2012 by the Brookings Institute
•
Economic Growth Potential category among U.S. metro areas with less than
450,000 people employed
•
Victory Media, Inc. names Youngstown a “Top 50 Military Friendly City” for 2013
•
General Motors committed an investment of more than $250 million in the past three years to manufacture the Chevrolet Cruze at the Lordstown Assembly Plant
Regional Growth Opportunities
Source: Regional Chamber, Valley Economic Update, Economic Development Report Card, 2013 Reporting Year
Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator ,Ohio’s Economic Impact Study – September, 2011 & 2012
Business Facilities Magazine
ranked Youngstown-Warren Metro area sixth in the

Source: Regional Chamber, Valley Economic Update, Economic Development Report Card, 2013 Reporting Year
•
$1.5 billion project investment in the Youngstown-Warren region in 2013
Regional Growth Opportunities
Agency-Assisted
Investment
600,271,951
Transportation/
Infrastructure
34,171,647
D6 Public Works
Commission
31,831,720
Area Construction
671,267,000
Company-Completed
Investment
198,286,500
Total Amounts: $1,535,828,818

Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator
,Ohio’s Economic Impact Study – September,
2013
Ohio Department of Natural Resources, 2014, Horizontal Utica-Point Pleasant Well Activity in Ohio: Columbus, scale 1:1,300,000, revised 7/11/2014.
•
Energy Products
– As of July 5, 2014, 472 wells reported
production
•
Economic Impact
–
Ohio’s Natural Gas/Crude Oil
Exploration Production Industry and the
Utica Gas Formation impact:
o
Jobs (204,000 created or supported
by 2015)
o
Income (Economic Output will
increase by over $22 billion by
2015)
Utica Shale Impact

•
Key Commitments
– Steelmaker Vallourec’s $650 million
expansion - 350 jobs created. ($57
million Finishing Plant)
– Exterran $13 million plant - 100 jobs
created
– Pennant Midstream, LLC constructed a
$375 million pipeline and natural gas
processing plant in eastern Mahoning
County. The Hickory Bend Pipeline
System and associated cryogenic gas-
processing plant is ready to begin
operation.
Utica Shale Impact
Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator ,Ohio’s Economic Impact Study – September, 2013

Farmers’ Strategy for Growth
•
Growth of Non Interest Income Through Wealth Management and
Bank Fee Revenues
•
Grow Loan Production Volume
•
Technology and the Automated Virtual Bank
– Continued investment in rapidly expanding mobile opportunities
•
Expense Control
•
Company Culture
•
Enterprise Risk Management
•
Acquisition or “Lift Outs”
•
Shareholder Management

FARMERS NATIONAL BANC CORP.

Since 1887
FARMERS
NATIONAL BANK
VIRTUAL BRANCH
APPLY ONLINE
EXPLORE THE FEATURES
ONLINE BANKING LOG IN
MOBILE ACCESS
FARMERS REWARDS
CUSTOMER SUPPORT

Virtual Bank 15

Competitive Landscape
•
Regulatory and Competitive Landscape
–
Significant Competition for Customer’s Share of Wallet
–
Consolidation of Banks in Ohio and Nationally
–
Increasing Regulatory Concerns
–
Economic Challenges
•
Strategy for Profitability
–
Strong Capital Position
–
Strong Asset Quality
–
Loan Growth
–
Diversifying Revenue Stream
–
Controlling Non-interest Expenses
o
Profit Improvement Committee

•
Focus for Growth
– Continued organic growth in current markets
– Growth opportunities in new markets with Private Banking, Trust and Investments
– Targeted acquisitions include fee-based business and banks
•
Target Metrics for Acquisition
– Accretive to earnings near term (excluding one-time charges)
– Manageable initial tangible book value dilution
– Growth of fee revenue to 30+% of total revenue
– Must enhance shareholder value
– Must sustain our culture
– Not materially change our investment merits
– Sustain our TCE and regulatory ratios
Growth Focus and Target Metrics

The Health of Our Wealth
•
Wealth Management Creates Fee-based Income
–
Fee Income 2009: 14.5% of total gross income
o
Noninterest income excluding security gains
–
Fee Income 2014 YTD*: 29% of total gross income
o
Noninterest income excluding security gains
•
Wealth Management Build-out Timeline
–
2000 Farmers National Investments
–
2009 Farmers Trust Company
–
2010 Farmers National Insurance
–
2012 Private Client Services
–
2013 National Associates, Inc.
* YTD as of 9-30-14

• Butler Wick Trust Company Acquisition
–
Acquired for cash on March 31, 2009
–
Only locally owned trust company in the Mahoning Valley
–
Rebranded to Farmers Trust Company
–
Trust assets increased approximately 84% since acquisition
–
Contributed $5.7 million to non-interest income in 2013
• National Associates, Inc. Acquisition
–
Acquired on July 1, 2013 from owner for cash and stock
–
A leading independent consultant to retirement plans. Offers actuarial, plan design, compliance and administrative services
–
Located in Cleveland, Ohio
–
200 retirement plans with assets under administration of $661 million
Acquisitions to Enhance
Fee-Based Revenue

•
Stable Net Interest Margin
– Low Cost Core Deposit Funding
•
Strong record of profitability
– 127 consecutive quarters of profitability
– Average ROAA and ROAE from 2009 through 2014 YTD of 0.79% and
8.21%, respectively
o
ROAA impacted by investment into new markets and services such as private client services
•
Continue to invest in operations to support ongoing growth, yet maintain a strong balance sheet
*YTD as of 9-30-14

Historical Operating Results
3.47
3.53 3.56
3.54 3.58
2.00
2.50
3.00
3.50
4.00
2013 fq3 2013 fq4 2014 fq1 2014 fq2 2014 fq3
Farmers National Banc Corp.
Net Interest Margin (%) (Annualized)

•
127 consecutive quarters of profitability
•
Net income per diluted share for three months ended September 30,
2014 was $0.12, an increase of 33% compared to $0.09 for the third quarter, 2013
•
Efficiency ratio for the first three quarters in 2014 improved to
69.91%, compared to 77.21% for the same period in 2013
•
Loans increased 5.8% since September 30, 2013
•
Non-performing assets to total assets remain at low levels, 0.67% at
September 30, 2014
Continued Strong Results –
Overview of 3Q 2014

Growing and Diverse Revenue Stream
*YTD as of 9-30-14
•
Continued Focus on Growing Noninterest Income
•
Non-interest Revenue: 29% of Total Revenue
71.0%
14.1%
12.1%
2.8%
Total Revenue YTD 2014*: $38.1 million
Net Interest Income Trust Income Insurance & Investment Income Other Non-interest Income

• Diverse loan mix
• No national lending
• No sub-prime lending
• Farmers’ practice is to lend
primarily within its market area
• Less than 2% of loan portfolio is
participations purchased
• Less than 3% of loan portfolio is
construction loans
Loan Portfolio Mix - September 30, 2014
Overview of Loan Portfolio
Note: Dollars in thousands
Commercial Real
Estate
$203,376
31.4%
Residential Real
Estate
$173,758
26.9%
Consumer
$138,476
21.4%
Commercial &
Industrial
$115,102
17.8%
Commercial
Construction
$11,096
1.7%
Residential
Construction
$5,173
0.8%

Excellent Asset Quality
Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring
9/30/2014
Nonaccrual loans $7.0
Accruing loans past due 90 days or more 0.3
OREO 0.3
Total nonperforming assets (NPAs) $7.6
Troubled Debt Restructuring (TDR) $8.4
Loans 30-89 days delinquent 4.9
Gross portfolio loans 647.0
Loans held for sale (HFS) 0.9
Allowance for loan losses (ALL) 7.3
Total Assets $1,139.7
NPLs & 90 days past due/Gross loans (excl. HFS) 1.12%
NPAs/Total Assets 0.67%
TDR/Gross loans (excl. HFS) 1.30%
30-89 days delinquent/Gross loans (excl. HFS) 0.76%
ALL/NPLs & 90 days past due 101.58%
ALL/Gross loans (excl. HFS) 1.13%
Texas Ratio 6.35%
Nonaccrual Loans by Type
Nonaccrual
$7.0mm
92.1%
Accruing loans
past due 90
days or more
$0.3mm
3.9%
OREO
$0.3mm
3.9%
Owner
Occupied
Commercial
Real Estate
$2.2 mm
Residential
Real Estate
$3.1 mm
Commercial
$1.5 mm
Consumer
$0.2 mm

25 Supplemental Information

GAAP to Non-GAAP Reconciliation
Reconciliation of Common Stockholders' Equity to Tangible Common Equity
Sept 30, June 30, March 31, Dec 31, Sept 30,
2014 2014 2014 2013 2013
Stockholders' Equity $121,401 $121,020 $117,323 $113,007 $112,524
Less Goodwill and other intangibles 9,768 9,960 10,151 10,343 10,546
Tangible Common Equity $111,633 $111,060 $107,172 $102,664 $101,978
Reconciliation of Total Assets to Tangible Assets
Sept 30, June 30, March 31, Dec 31, Sept 30,
2014 2014 2014 2013 2013
Total Assets $1,139,739 $1,133,286 $1,141,000 $1,137,326 $1,148,119
Less Goodwill and other intangibles 9,768 9,960 10,151 10,343 10,546
Tangible Assets $1,129,971 $1,123,326 $1,130,849 $1,126,983 $1,137,573
Reconciliation of Income Before Taxes to Pre-Tax, Pre-Provision Income
For the Three Months Ended
For the Nine Months
Ended
Sept 30, June 30, March 31, Dec 31, Sept 30, Sept 30, Sept 30,
2014 2014 2014 2013 2013 2014 2013
Income before income taxes $2,964 $3,071 $2,818 $2,936 $1,755 $8,853 $6,527
Provision for loan losses 425 300 330 525 340 1,055 765
Pre-tax, pre-provision income $3,389 $3,371 $3,148 $3,461 $2,095 $9,908 $7,292

Consolidated Statements of Income
Consolidated Statements of Income For the Three Months Ended For the Nine Months Ended
Sept 30, June 30, March 31, Dec 31, Sept 30, Sept 30, Sept 30, Percent
2014 2014 2014 2013 2013 2014 2013 Change
Total interest income $10,413 $10,118 $10,063 $10,298 $10,122 $30,594 $30,661 -0.2%
Total interest expense 1,128 1,166 1,207 1,257 1,274 3,501 3,806 -8.0%
Net interest income 9,285 8,952 8,856 9,041 8,848 27,093 26,855 0.9%
Provision for loan losses 425 300 330 525 340 1,055 765 37.9%
Other income 3,880 3,797 3,433 3,641 4,173 11,110 10,273 8.1%
Other expense 9,776 9,378 9,141 9,221 10,926 28,295 29,836 -5.2%
Income before income taxes 2,964 3,071 2,818 2,936 1,755 8,853 6,527 35.6%
Income taxes 688 720 627 641 143 2,035 1,042 95.3%
Net income $2,276 $2,351 $2,191 $2,295 $1,612 $6,818 $5,485 24.3%

Consolidated Statements of
Financial Condition
Consolidated Statements of Financial Condition
Sept 30, June 30, March 31, Dec 31, Sept 30,
2014 2014 2014 2013 2013
Assets
Cash and cash equivalents $28,294 $28,070 $29,333 $27,513 $40,303
Securities available for sale 404,895 409,285 427,625 422,985 438,127
Loans held for sale 895 275 1,026 158 1,016
Loans 646,981 637,774 626,186 630,684 611,349
Less allowance for loan losses 7,333 7,356 7,387 7,568 7,369
Net Loans 639,648 630,418 618,799 623,116 603,980
Other assets 66,007 65,238 64,217 63,554 64,693
Total Assets $1,139,739 $1,133,286 $1,141,000 $1,137,326 $1,148,119
Liabilities and Stockholders' Equity
Deposits $913,000 $907,443 $923,033 $915,216 $903,410
Other interest-bearing liabilities 90,649 93,807 92,815 101,439 118,322
Other liabilities 14,689 11,016 7,829 7,664 13,863
Total liabilities 1,018,338 1,012,266 1,023,677 1,024,319 1,035,595
Stockholders' Equity 121,401 121,020 117,323 113,007 112,524
Total Liabilities
and Stockholders' Equity $1,139,739 $1,133,286 $1,141,000 $1,137,326 $1,148,119